Exhibit 10.02

Hallmark Venture Group, Inc.

5112 West Taft Road, Suite M,

Liverpool, NY 13088

Consent Minutes in Lieu of Meeting of the Board of Directors:

Pursuant to Section 607.0205(2) of the Florida Business Corporation Act, the undersigned, being all the directors of Hallmark Venture Group, Inc., a Florida corporation (the “Corporation”), named in the Articles of Incorporation of the Corporation that were filed with the Department of State of the State of Florida (the “Department”), do hereby waive all formal requirements, including the necessity of holding a formal or informal meeting and any requirements that notice of such meeting be given, and agree that the resolutions set forth below are adopted to the same extent and have the same force and effect that they would have if adopted at an organizational meeting of the Board of Directors of the Corporation (the “Board”) duly called and held in accordance with Sections 607.0205 and 607.0206 of the Florida Business Corporation Act (the “Act”) for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Directors have been presented with the following agreements pursuant to a contemplated change of control transaction; i) Agreement and Plan of Reorganization; ii) CHANGE OF CONTROL AGREEMENT, iii) Escrow Agreement, iv) Anti Dilution Agreement:

WHEREAS, the Directors have been presented with the resignation of John D. Murphy, Jr, as Director and CEO of the Company;

WHEREAS, the Directors have been presented with a proposal to nominate Evan Bloomberg as Director of the Company and appoint Evan Bloomberg as CEO of the Company;

WHEREAS, the Directors have been presented with a proposal to open a bank account in the name of the Company at US Bank in Olympia, WA; Paul Strickland, Signatory.

WHEREAS, the Directors have been presented with a three Debt Cancellation Agreements; i) Cancellation of the 10/06/2022 Selkirk Global Holdings, LLC Note; ii) Cancellation of the 04/06/2023 Selkirk Global Holdings, LLC Note, iii) Cancellation of the 12/12/2023 Strickland Convertible Exchange Note.

NOW, THEREFORE, the undersigned hereby adopt the following resolutions, which shall have the same force and effect as if adopted at a duly called meeting of the Directors.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby approves the foregoing resolutions;

NOW, THEREFORE, BE IT RESOLVED, that the Company will seek shareholder consent for the foregoing Board Actions.

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Hallmark Venture Group, Inc.

5112 West Taft Road, Suite M,

Liverpool, NY 13088

GENERAL AUTHORIZATION

RESOLVED, that the officers and directors of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to execute, file and deliver any and all certificates and documents and take any and all actions as they may deem necessary or advisable in order to carry out the purposes of the foregoing resolutions; and further

RESOLVED, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Company.

This Action by Written Consent shall be filed in the Minute Book of the Company and become a part of the records of this Company.

[signature page follows]

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Hallmark Venture Group, Inc.

5112 West Taft Road, Suite M,

Liverpool, NY 13088

[signature page to Board Minutes]

Dated as of: September 27, 2024

ON BEHALF OF THE BOARD DIRECTORS
HALLMARK VENTURE GROUP, INC.

/s/John D. Murphy, Jr.
Name: John D. Murphy, Jr.
Position: CEO & Director

/s/Paul Strickland
Name: Paul Strickland
Position: Secretary & Director

Attachments:

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